PRESIDENT'S MESSAGE

Dear Shareholder:

Two factors have contributed to the recent weakness in the stock market: a stronger-than-expected economic slowdown, reinforced by the higher costs of energy and a slump in the technology sector, and a sharp reduction in earnings growth expectations. At the end of 2000, expected fourth-quarter S&P earnings growth had been revised downward from a gain of 15%-16% to a gain of approximately 7%.

As for 2001, some are concerned about a possible recession. Nevertheless, we believe that a slowdown in the first quarter is most likely. If the economy does slip into a recession in the first half of 2001, it ultimately could have positive ramifications for the stock market. If a recession occurs, it is likely that the Federal Reserve would cut rates aggressively. And, historically speaking, the market has generally gained ground after the Fed has cut rates during a recession.

Slowdown or recession, we soon will be looking toward the next year, and 2002 could be a year of improved economic growth. The economy may benefit from the delayed impact of additional interest rate cuts expected in 2001. Furthermore, there may be some type of tax cut plan in 2001, with the impact hitting in 2002. Energy prices could also start to come down by the summer, as more supplies hit the market and demand lessens. If energy costs remain low next winter, consumer disposable income could get a nice boost.

The bottom line is we believe that the worst may be nearly over. And, in turn, we may be approaching the point at which market participants start to anticipate a brighter 2002.

Sincerely,



Stephen E. Gibson
President
February 12, 2001

PORTFOLIO MANAGERS' REPORT

INVESTORS TURN TO VALUE IN A VOLATILE MARKET

In 2000 the U.S. equity markets experienced a decisive shift in investor sentiment from the growth style of investment management to the value style. As such, value managers, generally outperformed their growth-oriented counterparts for the year.

The technology stocks, that propelled the growth style of investment management during 1999 and early in 2000, were hit hard by valuation and profitability concerns. This triggered a broad correction among internet and dot-com related stocks during second half of the year. The NASDAQ Composite Index, heavily weighted in the technology sector, fell 39% for the year.

Liberty All-Star Growth & Income Fund's Class A shares Net Asset Value (NAV) increased from $11.15 on December 31, 1999, to $11.92 on December 31, 2000, and posted a total return of 6.91% for the year (without a sales charge). This return compares favorably to the one-year total return of negative 9.10% for the Standard & Poor's 500 (S&P 500) Index. In particular, the Fund's value managers offered strong returns in 2000, significantly outperforming the S&P 500 and other growth-related indexes.

As we approach the Fund's two-year anniversary, we are pleased by the long-term performance of the Fund. The Fund's Class A shares Net Asset Value (NAV) increased from $10.00 at the inception date of 3-1-99 to $11.92 on December 31, 2000, for a 10.04% annualized total return (without a sales charge). This compares favorably to an annualized total return of 4.81%* for the S&P 500 Index over the same time period.

The equity markets have experienced large swings in performance between the growth and value styles of investment management over the past two years. We believe that trying to time the out-performance of either style is extremely difficult. That is why we attempt to generate attractive long-term, risk-adjusted performance by selecting both growth and value investment managers to manage the Fund. In addition to providing a significant performance advantage relative to the S&P 500 during 2000, this approach helped the Fund avoid the severe downside volatility that characterized 2000.

On behalf of the entire LAMCO team, I would like to take this opportunity to thank you for supporting the fund and LAMCO's investment approach.


* As of 2/28/99

BILL PARMENTIER AND CHRIS CARABELL SIGNATURES  -- ALSO NOTE JP MORGAN HAS BEEN

REPLACED BY MASTRAPASQUA & ASSOCIATES (A GROWTH MANAGER) AND WESTWOOD HAS BEEN

RECLASSIFIED AS A VALUE MANAGER.

An investment in the Fund offers significant long-term growth potential, but also involves certain risks. The Fund may be affected by stock market fluctuations that occur in response to economic and business developments.

                            PERFORMANCE INFORMATION

-------------------------------------------------------------------------------
    PERFORMANCE OF A $10,000 INVESTMENT IN ALL SHARE CLASSES 3/1/99-12/31/00
-------------------------------------------------------------------------------
                            WITHOUT                       WITH
                        SALES CHARGE($)              SALES CHARGE($)
-------------------------------------------------------------------------------
CLASS A                    $11,920                       $11,235
CLASS B                    $11,760                       $11,360
CLASS C                    $11,750                       $11,750
CLASS Z                    $11,970                       $11,970

     Performance of a $10,000 investment in Class A Shares 3/1/99-12/31/00

LIBERTY ALL STAR GROWTH & INCOME FUND          LIBERTY ALL STAR GROWTH & INCOME FUND          S&P500 INDEX
      without sales charge                               with sales charge
03/01/99                  $10,000.00           03/01/99                   $ 9,425.00    02/28/99                    $10,000.00
03/31/99       3.50%      $10,350.00           03/31/99      3.50%        $ 9,754.88    03/31/99          4.00%     $10,400.00
04/30/99       5.70%      $10,939.95           04/30/99      5.70%        $10,310.90    04/30/99          3.87%     $10,602.48
05/31/99      -1.46%      $10,780.23           05/31/99     -1.46%        $10,160.36    05/31/99         -2.38%     $10,547.54
06/30/99       3.62%      $11,170.47           06/30/99      3.62%        $10,528.17    06/30/99          5.53%     $11,130.82
07/31/99      -4.03%      $10,720.30           07/31/99     -4.03%        $10,103.88    07/31/99         -3.11%     $10,784.65
08/31/99      -3.26%      $10,370.82           08/31/99     -3.26%        $ 9,774.50    08/31/99         -0.50%     $10,730.73
09/30/99      -2.31%      $10,131.25           09/30/99     -2.31%        $ 9,548.71    09/30/99         -2.74%     $10,436.71
10/31/99       4.34%      $10,570.95           10/31/99      4.34%        $ 9,963.12    10/31/99          6.33%     $11,097.35
11/30/99       0.65%      $10,640.72           11/30/99      0.66%        $10,028.88    11/30/99          2.03%     $11,322.63
12/31/99       4.79%      $11,150.41           12/31/99      4.79%        $10,509.26    12/31/99          5.88%     $11,988.40
01/31/00      -3.50%      $10,780.14           01/31/00     -3.50%        $10,141.44    01/31/00         -5.02%     $11,386.58
02/29/00      -0.93%      $10,660.07           02/29/00     -0.93%        $10,047.12    02/29/00         -1.89%     $11,171.37
03/31/00      10.04%      $11,730.35           03/31/00     10.04%        $11,055.85    03/31/00          9.78%     $12,263.93
04/30/00      -1.35%      $11,570.81           04/30/00     -1.36%        $10,905.49    04/30/00         -3.01%     $11,894.79
05/31/00       0.52%      $11,630.98           05/31/00      0.52%        $10,962.20    05/31/00         -2.05%     $11,650.95
06/30/00       0.26%      $11,661.22           06/30/00      0.26%        $10,990.70    06/30/00          2.46%     $11,937.56
07/31/00      -0.94%      $11,551.61           07/31/00     -0.94%        $10,887.39    07/31/00         -1.56%     $11,751.33
08/31/00       6.93%      $12,352.13           08/31/00      6.93%        $11,641.89    08/31/00          6.21%     $12,481.09
09/30/00      -2.19%      $12,081.62           09/30/00     -2.19%        $11,386.93    09/30/00         -5.28%     $11,822.09
10/31/00       1.57%      $12,271.30           10/31/00      1.57%        $11,565.70    10/31/00         -0.42%     $11,772.44
11/30/00      -7.42%      $11,360.77           11/30/00     -7.42%        $10,707.53    11/30/00         -7.88%     $10,844.77
12/31/00       4.93%      $11,920.00           12/31/00      4.93%        $11,234.60    12/31/00          0.49%     $10,897.91

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

--------------------------------------------------------------------------------------------------------------------------
SHARE CLASS                     A                                B                          C                       Z
--------------------------------------------------------------------------------------------------------------------------
INCEPTION                     3/1/99                           3/1/99                     3/1/99                  3/1/99
--------------------------------------------------------------------------------------------------------------------------
                     WITHOUT            WITH           WITHOUT          WITH         WITHOUT        WITH         WITHOUT
                      SALES             SALES           SALES           SALES         SALES         SALES         SALES
                    CHARGE(%)         CHARGE(%)       CHARGE(%)       CHARGE(%)     CHARGE(%)     CHARGE(%)      CHARGE(%)
--------------------------------------------------------------------------------------------------------------------------
1 YEAR               6.91             0.76            6.04            1.04          6.05          5.05            7.16
LIFE                10.04             6.55            9.23            7.19          9.18          9.18           10.29

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% charge for Class A shares and the maximum contingent deferred sales charge (CDSC) charge of 5% for one year, 4% since inception for Class B shares and 1% for one year for Class C shares. Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

                       LIBERTY ALL-STAR GROWTH AND INCOME

SCHEDULE OF INVESTMENTS
December 31, 2000

                                                             SHARES   MARKET VALUE
----------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.4%)
The Boeing Co.                                                3,400   $    224,400
United Technologies Corp.                                     2,200        172,975
                                                                      ------------
                                                                           397,375
                                                                      ------------

BANKS (6.5%)
Bank of America Corp.                                         9,100        417,462
The Bank of New York Co., Inc.                                2,300        126,931
Chase Manhattan Corp.                                         3,350        152,215
Comerica, Inc.                                                1,800        106,875
First Union Corp.                                             6,300        175,219
FleetBoston Financial Corp.                                   5,800        217,863
KeyCorp.                                                      5,600        156,800
PNC Financial Services Corp.                                  2,150        157,084
Suntrust Banks, Inc.                                          2,700        170,100
Wells Fargo & Co.                                             3,793        211,223
                                                                      ------------
                                                                         1,891,772
                                                                      ------------

BROADCASTING & CABLE (1.9%)
Cablevision Systems Corp. Class A(a)                          3,400        288,788
Clear Channel Communications, Inc.(a)                         5,540        268,344
                                                                      ------------
                                                                           557,132
                                                                      ------------

BUSINESS & CONSUMER SERVICES (0.9%)
Paychex, Inc.                                                 5,400        262,575
                                                                      ------------

CHEMICALS (0.5%)
Praxair, Inc.                                                 3,400        150,875
                                                                      ------------

COMMUNICATIONS EQUIPMENT (2.3%)
Avaya, Inc.(a)                                                3,500         36,093
Cisco Systems, Inc.(a)                                        7,700        294,525
Nokia Corp.(b)                                                5,000        217,500
Nortel Networks Corp.                                         3,500        112,219
                                                                      ------------
                                                                           660,337
                                                                      ------------

COMPUTER & BUSINESS EQUIPMENT (4.9%)
Compaq Computer Corp.                                         9,400        141,470
Dell Computer Corp.(a)                                       14,900        259,819
EMC Corp.(a)                                                  1,490         99,085
International Business Machines Corp.                         2,120        180,200
Lexmark International Group, Inc.(a)                          4,500        199,406
NCR Corp.(a)                                                  2,100        103,163
Network Appliance, Inc.(a)                                    1,700        109,198
Sun Microsystems, Inc.(a)                                     2,800         78,050
3Com Corp.(a)                                                19,400        164,900
VERITAS Software Corp.(a)                                     1,000         87,500
                                                                      ------------
                                                                         1,422,791
                                                                      ------------

COMPUTER SERVICES & SOFTWARE (3.3%)
Electronic Data Systems Corp.                                 2,400        138,600
Microsoft Corp.(a)                                            5,100        221,850
Oracle Corp.(a)                                               4,400        127,875
Parametric Technology Co.(a)                                 10,800        145,125
Siebel Systems, Inc.(a)                                       3,750        254,063
Yahoo!, Inc.(a)                                               2,450         73,921
                                                                      ------------
                                                                           961,434
                                                                      ------------

CONSUMER PRODUCTS (4.0%)
Avon Products, Inc.                                           8,984        430,109
Kimberly-Clark Corp.                                          3,300        233,277
Procter & Gamble Co.                                          2,200        172,563
UST, Inc.                                                    11,400        319,913
                                                                      ------------
                                                                         1,155,862
                                                                      ------------

DIVERSIFIED (2.6%)
General Electric Co.                                          5,300        254,069
Honeywell International, Inc.                                   500         23,656
Minnesota Mining & Manufacturing Co.                          3,942        475,011
                                                                      ------------
                                                                           752,736
                                                                      ------------

DRUGS & HEALTH CARE (13.7%)
Amgen, Inc.                                                   5,850        374,034
Applera Corp. - Applied Biosystems Group                      1,000         94,062
Baxter International, Inc.                                    3,100        273,769
Biogen, Inc.(a)                                               4,350        261,271
Biovail Corp.(a)                                              3,000        116,520
Boston Scientific Corp.(a)                                    7,800        106,763
Bristol-Myers Squibb Co.                                      3,300        243,994
Cardinal Health, Inc.                                         1,400        139,475
Elan Corp. PLC(b)                                             2,400        112,350
Forest Laboratories, Inc.(a)                                  1,000        132,875
Genentech, Inc.(a)                                            4,250        346,375
IDEC Pharmaceuticals Corp.(a)                                   700        132,694
Invitrogen Corp.(a)                                           1,400        120,925
Johnson & Johnson                                             1,400        147,087
MedImmune, Inc.(a)                                            1,800         85,838
Merck & Co., Inc.                                             1,200        112,350
Millipore Corp.(a)                                            1,400         88,200
Pfizer, Inc.                                                  8,425        387,550
Pharmacia Corp.                                               7,813        476,593
Protein Design Labs, Inc.(a)                                    900         78,188
Wellpoint Health Networks, Inc.(a)                            1,500        172,875
                                                                      ------------
                                                                         4,003,788
                                                                      ------------

ELECTRIC & GAS UTILITIES (2.3%)
Duke Energy Corp.                                             1,700        144,925
Exelon Corp.                                                  2,600        182,546
NiSource, Inc.                                                  828         25,461
Progress Energy, Inc.                                         3,372        165,845
Progress Energy, Inc., Contingent Value Obligations(a)        3,000          1,350
Reliant Energy, Inc.                                          3,500        151,594
                                                                      ------------
                                                                           671,721
                                                                      ------------

See Notes to Schedule of Investments.

                                                             SHARES   MARKET VALUE
----------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (7.6%)
Analog Devices, Inc.(a)                                       1,500   $     76,781
Applied Materials, Inc.(a)                                    5,400        206,212
Broadcom Corp. Class A                                          700         59,150
Emerson Electric Co.                                          7,206        567,923
Intel Corp.                                                   8,450        255,613
JDS Uniphase Corp.(a)                                         4,700        195,931
Maxim Integrated Products, Inc.(a)                            4,950        236,672
PMC-Sierra, Inc.(a)                                           1,000         78,625
Synopsys, Inc.(a)                                             3,000        142,313
Texas Instruments, Inc.(a)                                    2,900        137,388
Waters Corp.(a)                                               1,500        125,250
Xilinx, Inc.(a)                                               3,150        145,294
                                                                      ------------
                                                                         2,227,152
                                                                      ------------

FINANCIAL SERVICES (11.1%)
American Express Co.                                          2,200        120,862
AXA Financial, Inc.(b)                                          679         48,724
The Charles Schwab Corp.                                      8,250        234,094
Citigroup, Inc.                                              12,053        615,456
Countrywide Credit Industries, Inc.                          10,200        512,550
Freddie Mac                                                   7,796        536,950
Lehman Brothers Holdings, Inc.                                  500         33,813
Merrill Lynch & Co., Inc.                                     2,300        156,831
MetLife, Inc.                                                 4,300        150,500
Morgan Stanley Dean Witter & Co.                              4,100        324,925
Providian Financial Corp.                                     3,900        224,250
Stilwell Financial, Inc.                                      6,800        268,175
                                                                      ------------
                                                                         3,227,130
                                                                      ------------

FOOD, BEVERAGE & RESTAURANTS (1.1%)
Anheuser-Busch Companies, Inc.                                3,300        150,150
Heinz (H.J.) Co.                                              3,500        166,031
                                                                      ------------
                                                                           316,181
                                                                      ------------

FORESTRY & PAPER (1.1%)
Georgia Pacific Corp.                                         5,700        177,412
Weyerhaeuser Co.                                              2,700        137,025
                                                                      ------------
                                                                           314,437
                                                                      ------------

HOTELS & ENTERTAINMENT/LEISURE (2.9%)
Carnival Corp.                                                6,200        191,038
Pixar, Inc.(a)                                                2,600         78,000
Readers Digest Association, Inc.                              5,400        211,275
Starwood Hotels & Resorts Worldwide, Inc.                     2,600         91,650
Time Warner, Inc.                                             2,800        146,272
Walt Disney Co.                                               4,400        127,325
                                                                      ------------
                                                                           845,560
                                                                      ------------

INDUSTRIAL EQUIPMENT (1.0%)
Deere & Co.                                                   3,500        160,344
Dover Corp.                                                   3,393        137,629
                                                                      ------------
                                                                           297,973
                                                                      ------------

INSURANCE (8.6%)
ACE Ltd.                                                      5,050        214,309
Aetna, Inc.(a)                                                3,800        156,038
AFLAC, Inc.                                                   4,271        308,312
Allmerica Financial Corp.                                     3,975        288,187
American International Group, Inc.                            2,250        221,765
CIGNA Corp.                                                   2,075        274,523
The Hartford Financial Services Group, Inc.                   2,100        148,312
The Progressive Corp.-Ohio                                    5,250        544,031
UnumProvident Corp.                                           3,500         94,063
XL Capital Ltd.                                               2,900        253,388
                                                                      ------------
                                                                         2,502,928
                                                                      ------------

METALS & MINING (1.3%)
Alcoa, Inc.                                                  11,000   $    368,500
                                                                      ------------

OIL & GAS (7.0%)
Anadarko Petroleum Corp.                                      2,100        149,268
Apache Corp.                                                  2,100        147,131
Burlington Resources, Inc.                                    4,700        237,350
Chevron Corp.                                                 1,700        143,543
Conoco, Inc. Class A                                          3,850        110,206
Conoco, Inc. Class B                                          5,500        159,156
Devon Energy Corp.                                            2,508        152,913
El Paso Energy Corp.                                          5,000        358,125
Exxon Mobil Corp.                                             1,700        147,794
Halliburton Co.                                               3,075        111,469
USX-Marathon Group                                            6,900        191,475
The Williams Companies, Inc.                                  3,500        139,781
                                                                      ------------
                                                                         2,048,211
                                                                      ------------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
Kimco Realty Corp.                                            1,800         79,538
Vornado Realty Trust                                          1,800         68,963
                                                                      ------------
                                                                           148,501
                                                                      ------------

RETAIL TRADE (5.6%)
Costco Wholesale Corp.(a)                                     2,700        107,831
Harcourt General, Inc.                                        4,425        253,110
The Home Depot, Inc.                                          6,000        274,125
Kroger Corp.(a)                                               6,300        170,494
The Limited, Inc.                                             5,500         93,844
May Department Stores Co.                                     5,214        170,759
RadioShack Corp.                                              2,000         85,625
Target Corp.                                                  4,900        158,025
Tiffany & Co.                                                 1,700         53,763
Wal-Mart Stores, Inc.                                         4,900        260,312
                                                                      ------------
                                                                         1,627,888
                                                                      ------------

TELECOMMUNICATIONS (3.5%)
Qualcomm, Inc.(a)                                               900         73,969
SBC Communications, Inc.                                      6,859        327,517
Sprint Corp. (FON Group)                                     13,353        271,233
Verizon Communications                                        6,818        341,752
                                                                      ------------
                                                                         1,014,471
                                                                      ------------

See Notes to Schedule of Investments.

                                                             SHARES   MARKET VALUE
----------------------------------------------------------------------------------
TRANSPORTATION (2.7%)
AMR Corp.(a)                                                  5,000   $    195,937
Canadian Pacific Ltd.                                         6,300        179,943
Delta Air Lines, Inc.                                         3,300        165,619
Southwest Airlines Co.                                        4,000        134,120
United Parcel Service, Inc. Class B                           2,300        135,268
                                                                      ------------
                                                                           810,887
                                                                      ------------

TOTAL COMMON STOCKS                                                     28,638,217
(Cost $25,575,467)                                                    ------------


PREFERRED STOCK (0.5%)
BROADCASTING & CABLE
The News Corp. Ltd.(b)                                        4,548        132,176
(Cost $137,354)                                                       ------------


TOTAL INVESTMENTS (98.8%)                                               28,770,393
(Cost of $25,712,821)(c)                                              ------------

SHORT-TERM INVESTMENT (2.6%)                                 PAR
----------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
SBC Warburg Ltd., Repurchase Agreement
dated 12/29/00, 6.00% to be repurchased
at $746,497 on 01/02/01, collateralized by
U.S. Treasury bonds and/or notes with various
maturities to 2028, with a current
market value of $760,295                                   $746,000        746,000
                                                                      ------------


OTHER ASSETS & LIABILITIES, NET (-1.4%)                                   (394,652)
                                                                      ------------

NET ASSETS (100.0%)                                                   $ 29,121,741
                                                                      ------------


Notes to Schedule of Investments:
(a) Non-income producing security.
(b) Represents an American Depositary Receipt.
(c) Cost for federal income tax purposes is $25,867,921.


      Gross unrealized appreciation and depreciation of
      investments at December 31, 2000 is as follows:
      Gross unrealized appreciation                                   $  5,160,203
      Gross unrealized depreciation                                     (2,257,731)
                                                                      ------------
          Net unrealized appreciation                                 $  2,902,472
                                                                      ============

See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                                December 31, 2000

ASSETS
Investments at value (cost $25,712,821)                               $28,770,393
Short-term obligations                                                    746,000
                                                                      -----------
                                                                       29,516,393
                                                                      -----------

Receivable for:
  Investments sold                                         $257,047
  Dividends                                                  18,305
  Fund shares sold                                            4,864
  Interest                                                      373
Other                                                         4,900
Expense reimbursement due from Advisor                       80,692       366,181
                                                           --------   -----------
    Total Assets                                                       29,882,574

LIABILITIES
Payable to custodian bank                                   122,690
Payable for:
  Investments purchased                                     341,077
  Fund shares repurchased                                   176,907
Accrued:
  Management fee                                             14,511
  Administration fee                                          1,665
  Service fee                                                   398
  Distribution fee - Class B                                  2,472
  Distribution fee - Class C                                    718
  Bookkeeping fee                                             5,630
  Transfer agent fee                                          9,819
Other                                                        84,946
                                                           --------
    Total Liabilities                                                     760,833
                                                                      -----------

NET ASSETS                                                            $29,121,741
                                                                      -----------

Net asset value & redemption price per share - Class A
($4,301,931/360,986)                                                  $     11.92(a)
                                                                      -----------

Maximum offering price per share - Class A
($11.92/0.9425)                                                       $     12.65(b)
                                                                      -----------

Net asset value & offering price per share - Class B
($17,926,326/1,524,771)                                               $     11.76(a)
                                                                      -----------

Net asset value & offering price per share - Class C
($4,500,809/382,917)                                                  $     11.75(a)
                                                                      -----------

Net asset value, offering and redemption
 price per share - Class Z ($2,392,675/199,907)                       $     11.97
                                                                      -----------

COMPOSITION OF NET ASSETS
Capital paid in                                                       $26,221,176
Accumulated realized loss                                                (157,007)
Net unrealized appreciation                                             3,057,572
                                                                      -----------
                                                                      $29,121,741
                                                                      -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME
Dividends                                                             $  312,071
Interest                                                                  55,095
                                                                      ----------
     Total investment income (net of nonreclaimable
     foreign taxes withheld at source which
     amounted to $1,619)                                                 367,166

EXPENSES
Management fee                                           $ 163,057
Administrative fee                                          54,352
Service fee - Class A                                       10,494
Service fee - Class B                                       40,445
Service fee - Class C                                       11,192
Distribution fee - Class B                                 121,333
Distribution fee - Class C                                  33,576
Transfer agent fee                                          67,381
Bookkeeping fee                                             36,099
Trustees fee                                                14,042
Custodian fee                                               10,769
Audit fee                                                    3,497
Legal fee                                                   29,563
Reports to shareholders                                     28,924
Registration fee                                            53,467
Other                                                       22,128
                                                         ---------
                                                           700,319
Fees and expenses waived
 or borne by the Advisor                                  (143,400)      556,919
                                                         ---------    ----------
       Net Investment Loss                                              (189,753)
                                                                      ----------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
Net realized gain                                                        188,417
Net Change in Unrealized Appreciation/Depreciation                     1,583,656
                                                                      ----------
       Net Gain                                                        1,772,073
                                                                      ----------

Increase in Net Assets from Operations                                $1,582,320
                                                                      ==========



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS



                                                       Year ended       Year ended
                                                       December 31      December 31
                                                      ------------     ------------
INCREASE (DECREASE) IN NET ASSETS                         2000            1999(a)
Operations:
Net investment loss                                   $   (189,753)    $    (62,030)
Net realized gain (loss)                                   188,417         (320,811)
Net change in unrealized appreciation/depreciation       1,583,656        1,473,916
                                                      ------------     ------------
    Net Increase from Operations                         1,582,320        1,091,075
                                                      ------------     ------------
Fund Share Transactions:
Receipts for shares sold - Class A                       1,186,021        3,835,797
Cost of shares repurchased - Class A                      (865,982)        (270,986)
                                                      ------------     ------------
                                                           320,039        3,564,811
                                                      ------------     ------------
Receipts for shares sold - Class B                       6,101,513       14,588,835
Cost of shares repurchased - Class B                    (2,774,654)      (1,375,484)
                                                      ============     ============
                                                         3,326,859       13,213,351
                                                      ------------     ------------
Receipts for shares sold - Class C                         793,919        4,155,190
Cost of shares repurchased - Class C                      (636,705)        (239,118)
                                                      ------------     ------------
                                                           157,214        3,916,072
                                                      ------------     ------------
Receipts for shares sold - Class Z                              --        2,700,000
Cost of shares repurchased - Class Z                            --         (750,000)
                                                      ------------     ------------
                                                                --        1,950,000
                                                      ------------     ------------
    Net Increase from Fund Share
      Transactions                                       3,804,112       22,644,234
                                                      ------------     ------------
        Total Increase                                   5,386,432       23,735,309

NET ASSETS
Beginning of period                                     23,735,309               --
                                                      ------------     ------------
End of period (net of accumulated                     $ 29,121,741     $ 23,735,309
net investment income of none and                     ============     ============
none, respectively)

NUMBER OF FUND SHARES
Sold - Class A                                             103,238          358,222
Repurchased - Class A                                      (74,795)         (25,679)
                                                      ------------     ------------
                                                            28,443          332,543
                                                      ------------     ------------
Sold - Class B                                             532,680        1,366,155
Repurchased - Class B                                     (244,238)        (129,826)
                                                      ------------     ------------
                                                           288,442        1,236,329
                                                      ------------     ------------
Sold - Class C                                              69,136          390,902
Repurchased - Class C                                      (54,968)         (22,153)
                                                      ------------     ------------
                                                            14,168          368,749
                                                      ------------     ------------
Sold - Class Z                                                  --          270,000
Repurchased - Class Z                                           --          (70,093)
                                                      ------------     ------------
                                                                --          199,907
                                                      ------------     ------------

(a) The Fund commenced operations on March 1, 1999.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                 Year ended December 31, 2000
                                     ---------------------------------------------------

                                      Class A       Class B       Class C       Class Z
                                     ---------     ---------     ---------     ---------
Net asset value -
  Beginning of period                $  11.150     $  11.090     $  11.080     $  11.170
                                     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss)(a)(b)                    (0.017)       (0.103)       (0.103)        0.012
Net realized and
 unrealized gain                         0.787         0.773         0.773         0.788
                                     ---------     ---------     ---------     ---------
   Total from Investment
      Operations                         0.770         0.670         0.670         0.800
                                     ---------     ---------     ---------     ---------
Net asset value -
   End of period                     $  11.920     $  11.760     $  11.750     $  11.970
                                     ---------     ---------     ---------     ---------
Total return(c)(d)                        6.91%         6.04%         6.05%         7.16%
                                     ---------     ---------     ---------     ---------

RATIOS TO AVERAGE NET ASSETS
Expenses(e)                               1.50%         2.25%         2.25%         1.25%
Fees and expenses
 waived or borne
 by the Advisor(e)                        0.53%         0.53%         0.53%         0.53%
Net investment
 income (loss)(e)                        (0.15)%       (0.90)%       (0.90)%        0.10%
Portfolio turnover                          82%           82%           82%           82%
Net assets at end
 of period (000)                     $   4,302     $  17,926     $   4,501     $   2,393

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                     $   0.061     $   0.061     $   0.061     $   0.061

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                                     Period ended December 31
                                       ----------------------------------------------------
                                                              1999(b)
                                        Class A       Class B        Class C       Class Z
                                       ---------     ---------      ---------     ---------
Net asset value -
  Beginning of period                  $  10.000     $  10.000      $  10.000     $  10.000
                                       ---------     ---------      ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
 income (loss) (a)(c)                     (0.003)       (0.071)        (0.071)        0.019
Net realized and
 unrealized gain                           1.153         1.161          1.151         1.151
                                       ---------     ---------      ---------     ---------
   Total from Investment
      Operations                           1.150         1.090          1.080         1.170
                                       ---------     ---------      ---------     ---------
Net asset value -
   End of period                       $  11.150     $  11.090      $  11.080     $  11.170
                                       =========     =========      =========     =========
Total return (d)(e)(f)                     11.50%        10.90%         10.80%        11.70%
                                       =========     =========      =========     =========

RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                             1.50%         2.25%          2.25%         1.25%
Fees and expenses
 waived or borne
 by the Advisor (g)(h)                      1.69%         1.69%          1.69%         1.69%
Net investment
 income (loss) (g)(h)                      (0.03)%       (0.78)%        (0.78)%        0.22%
Portfolio turnover (f)                        68%           68%            68%           68%
Net assets at end
 of period (000)                       $   3,708     $  13,706      $   4,087     $   2,234

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                                       $   0.150     $   0.150      $   0.150     $   0.150

(b) The Fund commenced investment operations on March 1, 1999. Per share amounts reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h) Annualized.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2000



NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

Liberty All-Star Growth and Income Fund (All-Star or the Fund), organized as a Massachusetts business trust in 1998, is an open-end, diversified management investment company. All-Star's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. All-Star is managed by Liberty Asset Management Company (the "Manager"). The Manager is a subsidiary of Liberty Financial Companies, Inc., a publicly traded company of which Liberty Mutual Insurance Company is the majority shareholder. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares:
Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The following is a summary of significant accounting policies followed by All-Star in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.


VALUATION OF INVESTMENTS - Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that this does not represent fair value.

PROVISION FOR FEDERAL INCOME TAX - The Fund qualifies as a "regulated investment company." As a result, a federal income tax provision is not required for amounts distributed to shareholders.

OTHER - Security transactions are accounted for on the trade date. Interest income and operating expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS - All income, expenses (other than Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Per share data is calculated using the average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE - Under All-Star's Management and Portfolio Management Agreements, All-Star pays the Manager a management fee for its investment management services at an annual rate of 0.60% of All-Star's average net assets. The Manager pays each Portfolio Manager other than OpCap Advisors a portfolio management fee at an annual rate of 0.30% of the average net assets of the portion of the investment portfolio managed by it. The agreement with OpCap Advisors provides for a fee of 0.40% per year of the average net assets of the portion of the investment portfolio managed by it. OpCap Advisors has voluntarily agreed, however, to waive any fee in excess of 0.30% until the earlier of March 1, 2002 or the date the total of the Fund's net assets reaches $100 million. Any increase in the fee payable to OpCap Advisors following the expiration of its fee waiver agreement will be borne by the Manager.

ADMINISTRATION FEE - All-Star pays the Manager an administrative fee for its administrative services at an annual rate of 0.20% of All-Star's average net assets.

BOOKKEEPING FEE - Colonial Management Associates, Inc., an affiliate of the Manager, provides bookkeeping and pricing services for $36,000 annually plus 0.035% annually of All-Star's average net assets over $50 million.

TRANSFER AGENT FEE - Liberty Funds Services, Inc., an affiliate of the Manager, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES - Liberty Funds Distributor, Inc., a subsidiary of the Manager, is the Fund's principal underwriter. For the year ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $3,596 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $50, $50,532 and $1,736 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS - The Manager has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the Fund's average net assets.


NOTE 3. SECURITIES TRANSACTIONS

Realized gains and losses are recorded on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 2000 were $25,633,402 and $21,476,390, respectively.

The Fund may enter into repurchase agreements and require the seller of the instruments to maintain on deposit with the Fund's custodian bank or in the Federal Reserve Book-Entry System securities in the amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.


NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


NOTE 5. LINE OF CREDIT

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2000.


NOTE 7. OTHER RELATED PARTY TRANSACTIONS

At December 31, 2000, LAMCO owned 3%, 3%, and 100% of the Fund's outstanding Class A, Class C and Class Z shares, respectively.


NOTE 8. PLAN OF REORGANIZATION

The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the Liberty Growth & Income Fund. Shareholders of the Fund approved the reorganization on January 25, 2001. The reorganization took

                        REPORT OF INDEPENDENT ACCOUNTANTS

            TO THE SHAREHOLDERS AND THE TRUSTEES OF LIBERTY ALL-STAR
                              GROWTH & INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Growth & Income Fund (the "Fund") at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Effective February 9, 2001, as discussed in Note 8, the Fund merged into Liberty Growth & Income Fund.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001